Exhibit (24)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As  independent  public   accountants,   we   hereby
consent  to  the
incorporation of our reports included in this Form 10-K, into Portland General
Corporation's previously filed Registration Statement No.
33-27462 on Form S-8,
Registration Statement No. 33-31441 on Form S-8, Registration
Statement No. 33-
40943 on Form S-8, Registration Statement No. 33-49811 on Form
S-8,
Registration Statement No. 33-50637 on Form S-3 and Registration
Statement
No. 33-55321 on Form S-3.
                                                          Arthur
Andersen LLP


Portland, Oregon,
February 7, 1995

Exhibit (24)




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As   independent  public   accountants, we hereby consent
to the
incorporation of our reports included in this Form 10-K, into Portland General
Electric Company's previously filed Registration Statement No.
33-62514 on
Form S-3.

                                                         Arthur
Andersen LLP

Portland, Oregon,
February 7, 1995